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                                                                   EXHIBIT 4.11

                        HEARST-ARGYLE TELEVISION, INC.

NUMBER                                                                   SHARES

HA

                        HEARST-ARGYLE TELEVISION, INC.

 THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO, ILLINOIS AND NEW YORK, NEW YORK

                           PAR VALUE $.01 PER SHARE

 INCORPORATED UNDER
   THE LAWS OF THE
  STATE OF DELAWARE
                    SEE REVERSE SIDE FOR RESTRICTIVE LEGENDS
                                                            CUSIP 422317 10 7
                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

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THIS CERTIFIES THAT

is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A COMMON STOCK OF HEARST-ARGYLE
TELEVISION, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             CERTIFICATE OF STOCK

Dated:

                       [CORPORATE SEAL OF HEARST-ARGYLE
                        TELEVISION, INC. APPEARS HERE]

          /s/ Dean H. Blythe                       /s/ Bob Marbut
               Secretary                              Chairman

                                            COUNTERSIGNED AND REGISTERED;
                                            HARRIS TRUST AND SAVINGS BANK
                                            (CHICAGO, ILLINOIS)
                                            TRANSFER AGENT AND REGISTRAR

                                            BY

                                                   AUTHORIZED SIGNATURE

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                          AMERICAN BANK NOTE COMPANY

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM--as tenants in common
  TEN ENT--as tenants by the entireties
  JT TEN--as joint tenants with right of survivorship and not as tenants in common

  UNIF GIFT MIN ACT--
                     ------------------------  Custodian
                                                      -------------------------
                               (Cust)                (Minor)

  under Uniform Gifts to Minors Act
                             --------------------------------------------------
                                                   (State)

  Additional abbreviations may also be used though not in the above list.

  For Value Received,
                  -------------------- hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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                                                                       Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                                       NOTICE: THE SIGNATURE TO THIS
                                       ASSIGNMENT MUST CORRESPOND WITH THE
                                       NAME AS WRITTEN UPON THE FACE OF THE
                                       CERTIFICATE IN EVERY PARTICULAR
                                       WITHOUT ALTERATION OR ENLARGEMENT OR
                                       ANY CHANGE WHATEVER.

Signature Guaranteed:
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               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
               INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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  PURSUANT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF HEARST-
ARGYLE TELEVISION, INC. (THE "CORPORATION") ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF DELAWARE, THE CORPORATION HAS THE RIGHT UNDER CERTAIN CIRCUMSTANCES TO REPURCHASE SHARES OF THE COMMON STOCK OF THE CORPORATION OWNED BY PERSONS WHO ARE ALIENS TO THE UNITED STATES OF AMERICA. THE CORPORATION WILL FURNISH A COPY OF SAID AMENDED AND RESTATED CERTIFICATE
OF INCORPORATION, AS FURTHER AMENDED FROM TIME TO TIME, TO THE RECORD HOLDER
OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.